                                                                    EXHIBIT 23.2







                                  Exhibit 23.2

       Consents of Independent Public Accountants and Independent Auditors

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Vaxcel, Inc. 1993 Stock Option Plan and the Vaxcel, Inc. Replacement Stock Option Plan for Zynaxis Options of our report dated February 14, 1997, with respect to the financial statements of Vaxcel, Inc. included in the Registrant's registration statement on Form S-4 (Registration No. 333-19125) filed with the Securities and Exchange Commission.

                                                  ERNST & YOUNG LLP

                                                  /s/ Ernst & Young LLP
                                                  -------------------------
                                                  Ernst & Young LLP

Atlanta, Georgia
July 15, 1997


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 21, 1997 with respect to the consolidated financial statements of Zynaxis, Inc. and subsidiaries for the year ended December 31, 1996 included in Vaxcel, Inc.'s Form S-4 Registration Statement and to all references to our Firm included in this Form S-8 Registration Statement.

                                                 /s/ Arthur Andersen LLP
                                                 -----------------------
                                                 ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
 July 18, 1997

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated November 30, 1995 with respect to the financial statements of Secretech, Inc. for the year ended June 30, 1995 and for the period from inception (August 22, 1989) to June 30, 1995 included in Vaxcel, Inc.'s Form S-4 Registration Statement and to all references to our Firm included in this Form S-8 Registration Statement.

                                                   /s/ Arthur Andersen LLP
                                                   -----------------------
                                                   ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
 July 18, 1997

               CONSENT OF INDEPENDENT AUDITORS OF SECRETECH, INC.

We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Vaxcel, Inc. 1993 Stock Option Plan and the Vaxcel, Inc. Replacement Stock Option Plan for Zynaxis Options of our report dated August 5, 1994 with respect to the financial statements of Secretech, Inc. included in the Registrant's registration statement on Form S-4 (Registration No. 333-19125) filed with the Securities and Exchange Commission.

                                                    /s/ Ernst & Young LLP
                                                    ---------------------
                                                    ERNST & YOUNG LLP

Birmingham, Alabama
July 15, 1997